UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2013

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)
(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On March 1, 2013, Harland Clarke Holdings Corp. (the "Company") entered into an amendment (the "Fera Amendment") to the employment agreement dated January 1, 2011 between Peter A. Fera, Jr. (the Executive Vice President and Chief Financial Officer of the Company) and the Company. Pursuant to the Fera Amendment, Mr. Fera's annual base salary is increased to $550,000 effective as of March 1, 2013. Mr. Fera is also entitled to receive an increase in amounts payable under the Company's long term incentive plan ("LTIP") which would provide for a payout in cash at the end of the three-year period ending December 31, 2013 of an additional approximately $83,000 assuming that targets are achieved.
The foregoing is only a summary of certain terms of Mr. Fera's amendment which is qualified in its entirety by Exhibit 10.1 attached hereto and incorporated by reference herein.
On March 1, 2013, the Company entered into an amendment (the "Singleton Amendment") to the employment agreement dated January 1, 2011 between James D. Singleton (the President and Chief Executive Officer of the Harland Clarke Business). Pursuant to the Singleton Amendment, Mr. Singleton will serve as the Chief Operating Officer of the Company and will continue to serve as the President and Chief Executive Officer of the Harland Clarke Business. Mr. Singleton's annual base salary is increased to $750,000 effective as of March 1, 2013. Mr. Singleton is also entitled to receive an increase in amounts payable under the LTIP which will provide for a payout in cash at the end of the three-year period ending December 31, 2013 equal to $125,000 assuming that targets are achieved.
The foregoing is only a summary of certain terms of Mr. Singleton's amendment which is qualified in its entirety by Exhibit 10.2 attached hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit 10.1	Amendment to Employment Agreement, dated as of March 1, 2013, between Harland Clarke Holdings Corp. and Peter A. Fera Jr.

Exhibit 10.2	Amendment to Employment Agreement, dated as of March 1, 2013, between Harland Clarke Holdings Corp. and James D. Singleton

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	March 1, 2013	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment to Employment Agreement, dated as of March 1, 2013, between Harland Clarke Holdings Corp. and Peter A. Fera Jr.

Exhibit 10.2	Amendment to Employment Agreement, dated as of March 1, 2013, between Harland Clarke Holdings Corp. and James D. Singleton

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